                                 AMENDMENT NO. 7
                                       TO

                  AMENDED AND RESTATED MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

         The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April 30, 2004, as follows:

                  1. Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

         All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

                                   SCHEDULE A
                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                          DISTRIBUTION AND SERVICE FEES


         The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

                                                      MAXIMUM
                                                       ASSET
        AIM EQUITY FUNDS                               BASED         MAXIMUM         MAXIMUM
        ----------------                               SALES         SERVICE        AGGREGATE
        PORTFOLIOS                                    CHARGE           FEE             FEE
                                                      -------        -------        ---------
        AIM Aggressive Growth Fund                     0.75%          0.25%           1.00%
        AIM Basic Value II Fund                        0.75%          0.25%           1.00%
        AIM Blue Chip Fund                             0.75%          0.25%           1.00%
        AIM Capital Development Fund                   0.75%          0.25%           1.00%
        AIM Charter Fund                               0.75%          0.25%           1.00%
        AIM Constellation Fund                         0.75%          0.25%           1.00%
        AIM Core Strategies Fund                       0.75%          0.25%           1.00%
        AIM Dent Demographic Trends Fund               0.75%          0.25%           1.00%
        AIM Diversified Dividend Fund                  0.75%          0.25%           1.00%
        AIM Emerging Growth Fund                       0.75%          0.25%           1.00%
        AIM Large Cap Basic Value Fund                 0.75%          0.25%           1.00%
        AIM Large Cap Growth Fund                      0.75%          0.25%           1.00%
        AIM Mid Cap Growth Fund                        0.75%          0.25%           1.00%
        AIM U.S. Growth Fund                           0.75%          0.25%           1.00%
        AIM Weingarten Fund                            0.75%          0.25%           1.00%

                                                      MAXIMUM
                                                       ASSET
        AIM FUNDS GROUP                                BASED         MAXIMUM         MAXIMUM
        ---------------                                SALES         SERVICE        AGGREGATE
        PORTFOLIOS                                    CHARGE           FEE             FEE
                                                      -------        -------        ---------
        AIM Balanced Fund                              0.75%          0.25%            1.00%
        AIM Basic Balanced Fund                        0.75%          0.25%            1.00%
        AIM European Small Company Fund                0.75%          0.25%            1.00%
        AIM Global Value Fund                          0.75%          0.25%            1.00%
        AIM International Emerging Growth Fund         0.75%          0.25%            1.00%
        AIM Mid Cap Basic Value Fund                   0.75%          0.25%            1.00%
        AIM Premier Equity Fund                        0.75%          0.25%            1.00%
        AIM Select Equity Fund                         0.75%          0.25%            1.00%
        AIM Small Cap Equity Fund                      0.75%          0.25%            1.00%

                                                      MAXIMUM
                                                       ASSET
        AIM GROWTH SERIES                              BASED         MAXIMUM         MAXIMUM
        -----------------                              SALES         SERVICE        AGGREGATE
        PORTFOLIOS                                    CHARGE           FEE             FEE
                                                      -------        -------        ---------
        AIM Aggressive Allocation Fund                 0.75%          0.25%           1.00%
        AIM Basic Value Fund                           0.75%          0.25%           1.00%
        AIM Conservative Allocation Fund               0.75%          0.25%           1.00%
        AIM Mid Cap Core Equity Fund                   0.75%          0.25%           1.00%
        AIM Moderate Allocation Fund                   0.75%          0.25%           1.00%
        AIM Small Cap Growth Fund                      0.75%          0.25%           1.00%
        AIM Global Trends Fund                         0.75%          0.25%           1.00%

                                                      MAXIMUM
                                                       ASSET
        AIM INTERNATIONAL MUTUAL FUNDS                 BASED         MAXIMUM         MAXIMUM
        ------------------------------                 SALES         SERVICE        AGGREGATE
        PORTFOLIOS                                    CHARGE           FEE             FEE
                                                      -------        -------        ---------
        AIM Asia Pacific Growth Fund                   0.75%          0.25%            1.00%
        AIM European Growth Fund                       0.75%          0.25%            1.00%
        AIM Global Aggressive Growth Fund              0.75%          0.25%            1.00%
        AIM Global Growth Fund                         0.75%          0.25%            1.00%
        AIM International Growth Fund                  0.75%          0.25%            1.00%
        INVESCO International Core Equity Fund         0.75%          0.25%            1.00%

                                                       MAXIMUM
                                                        ASSET
        AIM INVESTMENT FUNDS                            BASED        MAXIMUM         MAXIMUM
        --------------------                            SALES        SERVICE        AGGREGATE
        PORTFOLIOS                                     CHARGE          FEE             FEE
                                                      -------        -------        ---------
        AIM Developing Markets Fund                     0.75%          0.25%            1.00%
        AIM Global Health Care Fund                     0.75%          0.25%            1.00%
        AIM Libra Fund                                  0.75%          0.25%            1.00%
        AIM Trimark Fund                                0.75%          0.25%            1.00%
        AIM Trimark Endeavor Fund                       0.75%          0.25%            1.00%
        AIM Trimark Small Companies Fund                0.75%          0.25%            1.00%

                                                       MAXIMUM
                                                        ASSET
        AIM INVESTMENT SECURITIES FUNDS                 BASED        MAXIMUM         MAXIMUM
        -------------------------------                 SALES        SERVICE        AGGREGATE
        PORTFOLIOS                                     CHARGE          FEE             FEE
                                                      -------        -------        ---------
        AIM High Yield Fund                             0.75%          0.25%            1.00%
        AIM Income Fund                                 0.75%          0.25%            1.00%
        AIM Intermediate Government Fund                0.75%          0.25%            1.00%
        AIM Money Market Fund                           0.75%          0.25%            1.00%
        AIM Municipal Bond Fund                         0.75%          0.25%            1.00%
        AIM Total Return Bond Fund                      0.75%          0.25%            1.00%
        AIM Real Estate Fund                            0.75%          0.25%            1.00%

                                                       MAXIMUM
                                                        ASSET
        AIM SPECIAL OPPORTUNITIES FUNDS                 BASED        MAXIMUM         MAXIMUM
        -------------------------------                 SALES        SERVICE        AGGREGATE
        PORTFOLIOS                                     CHARGE          FEE             FEE
                                                      -------        -------        ---------
        AIM Opportunities I Fund                        0.75%          0.25%            1.00%
        AIM Opportunities II Fund                       0.75%          0.25%            1.00%
        AIM Opportunities III Fund                      0.75%          0.25%            1.00%

                                                       MAXIMUM
                                                        ASSET
        AIM TAX-EXEMPT FUNDS                            BASED        MAXIMUM         MAXIMUM
        --------------------                            SALES        SERVICE        AGGREGATE
        PORTFOLIO                                      CHARGE          FEE             FEE
                                                      -------        -------        ---------
        AIM High Income Municipal Fund                  0.75%          0.25%            1.00%

        AIM COMBINATION STOCK &                        MAXIMUM
        BOND FUNDS                                      BASED        MAXIMUM         MAXIMUM
        -----------------------                         SALES        SERVICE        AGGREGATE
        PORTFOLIO                                      CHARGE          FEE             FEE
                                                      -------        -------        ---------
        INVESCO Core Equity Fund                        0.75%          0.25%            1.00%
        INVESCO Total Return Fund                       0.75%          0.25%            1.00%

                                                       MAXIMUM
                                                        ASSET
        AIM COUNSELOR SERIES TRUST                      BASED        MAXIMUM         MAXIMUM
        --------------------------                      SALES        SERVICE        AGGREGATE
        PORTFOLIO                                      CHARGE          FEE             FEE
                                                      -------        -------        ---------
        INVESCO Advantage Health
          Sciences Fund                                 0.75%          0.25%            1.00%

        INVESCO Multi-Sector Fund                       0.75%          0.25%            1.00%

                                                       MAXIMUM
                                                        ASSET
        AIM SECTOR FUNDS                                BASED        MAXIMUM         MAXIMUM
        ----------------                                SALES        SERVICE        AGGREGATE
        PORTFOLIO                                      CHARGE          FEE             FEE
                                                      -------        -------        ---------
        INVESCO Energy Fund                             0.75%          0.25%            1.00%
        INVESCO Financial Services Fund                 0.75%          0.25%            1.00%
        INVESCO Gold & Precious Metals Fund             0.75%          0.25%            1.00%
        INVESCO Health Sciences Fund                    0.75%          0.25%            1.00%
        INVESCO Leisure Fund                            0.75%          0.25%            1.00%
        INVESCO Technology Fund                         0.75%          0.25%            1.00%
        INVESCO Utilities Fund                          0.75%          0.25%            1.00%

                                                       MAXIMUM
                                                        ASSET
        AIM STOCK FUNDS                                 BASED        MAXIMUM         MAXIMUM
        ---------------                                 SALES        SERVICE        AGGREGATE
        PORTFOLIO                                      CHARGE          FEE             FEE
                                                      -------        -------        ---------
        INVESCO Dynamics Fund                           0.75%          0.25%            1.00%
        INVESCO Mid-Cap Growth Fund                     0.75%          0.25%            1.00%
        INVESCO Small Company Growth Fund               0.75%          0.25%            1.00%